Exhibit 10.26
AMENDMENT NO. 5 TO CRUDE OIL SUPPLY AGREEMENT
     THIS AMENDMENT NO.5 TO CRUDE OIL SUPPLY AGREEMENT (the “Amendment”), dated as of March 24, 2011 but effective as of March 1, 2011(the “Amendment Effective Date”), is made by and between CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP, an Indiana limited partnership (“Customer”), and LEGACY RESOURCES CO., L.P., an Indiana limited partnership (“Supplier”). Each of Customer and Supplier is sometimes referred to hereinafter individually as a “Party” and they are collectively referred to as the “Parties.” Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Agreement (as defined below).
RECITALS
     WHEREAS, Customer owns and operates a refinery in Princeton, Louisiana (the “Refinery”) for the processing and refining of crude oil into specialty lubricating oils and other refined products;
     WHEREAS, Supplier is able to obtain certain commodities, including crude oil, from various supply sources;
     WHEREAS, the Parties entered into that certain Crude Oil Supply Agreement (the “Agreement”) dated as of April 30, 2008 and as subsequently amended, whereby Customer agreed to purchase from Supplier, and Supplier agreed to sell and supply to Customer, crude oil on a just in time basis in order to meet the inventory requirements of the Refinery;
     WHEREAS, pursuant to Section 23 of the Agreement, the Parties desire to amend certain provisions of the Agreement as of the Amendment Effective Date; and
     WHEREAS, contemporaneously herewith, Customer is delivering to Supplier the Termination Notice attached hereto as Exhibit A to terminate the Agreement upon the expiration of the Wind Up Period on May 31, 2011.
AMENDMENT TO AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing recitals and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree to amend the Agreement as of the Amendment Effective Date as follows:
     1. Defined Term. The definition of the following capitalized term used in the Agreement is deleted and replaced in its entirety with the following definition:
     “Average Purchase Price” means the sum of (i) the monthly average per barrel price quoted for the first nearby month for West Texas Intermediate crude oil on the New York Mercantile Exchange and (ii) $5.15 per barrel, or such other price as may be agreed by the Parties in accordance with Section 5.
     2. Modification of Effectiveness of Termination. Section 10(c) is deleted and replaced in its entirety with the following:

1

     “(c) Effectiveness of Termination. Termination of this Agreement after a Termination Notice shall be effective upon the expiration of the Wind Up Period. The Wind Up Period shall be deemed to have ended on the later of (i) the sixtieth (60th) day following the date that a Termination Notice is delivered by one Party to the other and (ii) the last day of the calendar month in which such 60th day occurred if such 60th day is not the last day of a calendar month, in order to effect an orderly transition to a new crude oil supplier, as crude oil supply arrangements are made on a full calendar month basis under standard industry practices.”
     3. All other terms and conditions of the Agreement are unchanged and remain in full force and effect as of the Amendment Effective Date.
[Signature Page Follows]

     IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written, but effective as of March 1, 2011.

CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP
By:	Calumet LP GP, LLC, its general partner

By:	Calumet Operating, LLC, its sole member

By:	Calumet Specialty Products Partners, L.P.,
its sole member

By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President & CFO

LEGACY RESOURCES CO., L.P.
By:	Legacy Acquisitions, Inc., its general partner

By:	/s/ Mark F. Smith
	Name:	Mark F. Smith
	Title:	President

EXHIBIT A
TERMINATION NOTICE
     Pursuant to Section 10 of that certain Crude Oil Supply Agreement, dated as of April 30, 2008 and as subsequently amended through March 24, 2011 (the “Agreement”), by and between CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP, an Indiana limited partnership (“Customer”), and LEGACY RESOURCES CO., L.P., an Indiana limited partnership (“Supplier”), effective March 24, 2011 (the “Notice Date”), Customer hereby delivers to Supplier this Termination Notice to terminate the Agreement upon the expiration of the Wind Up Period on May 31, 2011, in accordance with Section 10(c) of the Agreement, and Supplier hereby acknowledges the receipt of this Termination Notice on the Notice Date. Capitalized terms used but not defined in this Termination Notice shall have the meanings ascribed to such terms in the Agreement.
[Signature Page Follows]

CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP
By:	Calumet LP GP, LLC, its general partner
By:	Calumet Operating, LLC, its sole member
By:	Calumet Specialty Products Partners, L.P., its sole member
By:	Calumet GP, LLC, its general partner
By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President & CFO

AGREED AND ACKNOWLEDGED: This 24th day of March, 2011. LEGACY RESOURCES CO., L.P.
By:	Legacy Acquisitions, Inc.,
its general partner

By:	/s/ Mark F. Smith
	Name:	Mark F. Smith
	Title:	President